Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2018
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions [text block]

Acquisitions and Dispositions

Business Combinations

During the years 2018, 2017 and 2016, the Group did not undertake any acquisitions accounted for as business combinations.

Acquisitions and Dispositions of Noncontrolling Interests while Retaining Control

Deutsche Bank’s Ownership Interest following Initial Public Offering of DWS shares

Deutsche Bank announced on February 26, 2018 its intention to proceed with the planned Initial Public Offering (“IPO”) of its subsidiary DWS Group GmbH & Co. KGaA (“DWS”) on the regulated market of the Frankfurt Stock Exchange. The IPO consisted purely of the sale of existing shares directly held by DWS’s sole shareholder, DB Beteiligungs Holding GmbH, a 100 % subsidiary of Deutsche Bank AG. The total placement volume is comprised of 44.5 million DWS shares including over-allotments (greenshoe) of 4.5 million shares.

As announced on March 22, 2018, the placement price for shares offered in the IPO had been set at € 32.50 per share. As of March 31, 2018, 40.0 million DWS shares were sold to new investors. Based on the placement price, the market capitalization of DWS amounted to € 6.5 billion. Deutsche Bank received gross proceeds of € 1.3 billion from the placement of DWS shares, resulting in investors other than Deutsche Bank holding 20.0 % of DWS. Subsequently, Deutsche Bank remains DWS’s majority shareholder post IPO.

The final carrying amount of DWS’s net assets in the Group’s consolidated financial statements on the date of the IPO was € 6.0 billion. This includes the net assets from the U.S. Asset Management business transferred to DWS on April 2, 2018 which was subject to contractually binding agreements between the Group entities involved and constituted an element of the offering.

The following table summarizes the effect of changes in Deutsche Bank’s ownership interest in DWS and their impact on shareholders’ equity at the end of the reporting period:

Deutsche Bank’s Ownership Interest in DWS and Impact on Shareholders’ Equity

in €	2018
Deutsche Bank’s ownership interest at the time of the IPO	5,991
Net decrease in Deutsche Bank’s ownership interest	(1,229)
Deutsche Bank’s share of net income or loss	239
Deutsche Bank’s share of other comprehensive income	149
Deutsche Bank’s share of other equity changes	37
Deutsche Bank’s ownership interest in DWS at the end of the reporting period	5,187
Excess amount from the IPO	73
Total effect on shareholders' equity from a change in Deutsche Bank's ownership interest in DWS, at the end of the reporting period	5,260

By the end of the stabilization period (April 20, 2018), out of the total greenshoe volume of 4.5 million shares, 1,018,128 shares were allocated to new shareholders, which increased the proportion of outside shareholders in DWS to 20.51%.

Dispositions

During 2018, 2017 and 2016, the Group finalized several dispositions of subsidiaries/businesses. These disposals are mainly of businesses the Group had previously classified as held for sale. Accordingly, dispositions in 2018 included the partial sale of the Polish PCB business, while disposals in 2017 contained the Group’s Argentine subsidiary Deutsche Bank S.A. and Sal. Oppenheim’s Luxembourg-based fund administration and custody business. Divestitures in 2016 comprised the sale of Abbey Life and Maher Terminals Port Elizabeth. For more detail on these transactions, please refer to Note 26 “Non-Current Assets and Disposal Groups Held for Sale”. The total consideration received for these dispositions (thereof in cash) in 2018, 2017 and 2016 was € 398 million (cash € 164 million), € 129 million (cash) and € 2.0 billion (cash), respectively. The table below shows the assets and liabilities that were included in these disposals.

in € m.	2018	2017	2016
Cash and cash equivalents	50	47	0
All remaining assets	4,619	848	14,858
Total assets disposed	4,669	895	14,858
Total liabilities disposed	6,035	814	12,250